February 8, 2024 Q4 2023 EARNINGS PRESENTATION

This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to public health emergencies or pandemics, such as the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2

DEDICATED TEAM DROVE SOLID RESULTS INVESTING IN OUR BUSINESSES • Diversification of end markets helps dampen cyclicality • Aggressive cost control, working capital management and strong balance sheet • Strategic deployment of capital • Experienced team members executing playbook through cycles BUSINESS TRANSFORMATION SINCE 2019 3 FY 2019 FY 2023 Δ Wholesale RV Shipments 406,070 313,174 (23%) Total Net Sales $2,337 $3,468 +48% Total RV Sales $1,287 $1,503 +17% Total Marine Sales $329 $924 +181% Total Housing Sales $721 $1,041 +44% Gross margin 18.1% 22.6% +450 bps Operating margin 6.6% 7.5% +90 bps Diluted EPS $3.85 $6.50 +69% Free cash flow $165 $350 +112% CONTINUED INVENTORY DISCIPLINE 1 ($ in millions except per share data) -150,000 -100,000 -50,000 0 50,000 100,000 150,000 Q 1- 18 Q 2- 18 Q 3- 18 Q 4- 18 Q 1- 19 Q 2- 19 Q 3- 19 Q 4- 19 Q 1- 20 Q 2- 20 Q 3- 20 Q 4- 20 Q 1- 21 Q 2- 21 Q 3- 21 Q 4- 21 Q 1- 22 Q 2- 22 Q 3- 22 Q 4- 22 Q 1- 23 Q 2- 23 Q 3- 23 Q 4- 23 TTM Net Dealer Units Added (Sold) RV Marine -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q 1- 18 Q 2- 18 Q 3- 18 Q 4- 18 Q 1- 19 Q 2- 19 Q 3- 19 Q 4- 19 Q 1- 20 Q 2- 20 Q 3- 20 Q 4- 20 Q 1- 21 Q 2- 21 Q 3- 21 Q 4- 21 Q 1- 22 Q 2- 22 Q 3- 22 Q 4- 22 Q 1- 23 Q 2- 23 Q 3- 23 Q 4- 23 TTM Retail Registrations (% Change) RV Marine 1 Company estimates based on data published by RV Industry Association (RVIA), National Marine Manufacturers Association (NMMA) & Statistical Surveys (SSI)

• RV revenue declined due to lower pricing passed on to customers, mix of entry-level units and continued decline in wholesale unit shipments • Marine OEMs maintained conservative stance given dealers sensitivity to higher floorplan costs and limited visibility into consumer demand • Housing revenue declined as consumers continued to be impacted by inflationary pressures and higher interest rates REVENUE DOWN 18% Y/Y DUE TO LOWER SHIPMENTS ACROSS END MARKETS IMPRESSIVE MARGIN PERFORMANCE WITH PRUDENT COST MANAGEMENT AND CONTINUED STRONG CASH FLOW GENERATION • Repaid $87 million of long-term debt in the fourth quarter, including $85 million on revolving credit facility • Completed Sportech, LLC acquisition, which closed in January 2024, continue to have ample liquidity • Investing in automation and innovation to improve operational efficiency WE REMAIN POISED TO DEPLOY CAPITAL AND SEIZE OPPPORTUNITIES • Gross margin improved 180 bps due to strategic diversification initiatives and investments despite a reduction in shipments across our end markets • Operating margin improved 20 bps, reflecting our continued cost control, labor management and automation initiatives • Solid profitability and working capital monetization helped drive significant operating and free cash flow GROSS MARGIN AND OPERATING MARGIN IMPROVEMENT DRIVEN BY COST MANAGEMENT, STRATEGIC DIVERSIFICATION, AND AUTOMATION INITIATIVES 4

+2%(3%) 33% of Q4’23 Sales Revenue of $174M Revenue of $254M Industry Shipments1 Housing Starts4 CPU3 of $4,800 CPU3 of $4,803 MH CPU3 of $6,372 Industry Shipments2 Manufactured Housing (“MH”) Industry Shipments2 5 (14%) (9%) (5%) 22% of Q4’23 Sales45% of Q4’23 Sales Revenue of $353M (2%) +2% 1 Data published by RVIA I 2 Company estimates based on NMMA, Manufactured Housing Institute “MHI” & SSI I 3CPU = Content per wholesale unit for the full year I 4U.S. Census Bureau (32%) (11%) (24%)

MARKET SECTOR TRENDS

Q4 2023 UNIT SNAPSHOT

RV[1]


75,050
62,660
Wholesale
Retail

MARINE[1]


38,940
20,950
Wholesale
Retail

HOUSING[1]

MH Wholesale Unit Shipments[1]: (2%)

Single-Family[2]: +22%

Multifamily[2]: (27%)

INDUSTRY TRENDS

RV

- OEMs maintaining production discipline to manage dealer inventory levels
- Dealers remain cautious on inventory levels given high floorplan interest rates
- OEMs and suppliers are collaborating to create an innovative model-year 2025 lineup

Marine

- Marine dealers impacted by higher interest rates and floorplan costs
- OEMs maintaining disciplined production schedules to align with consumers and dealers impacted by higher interest rates

MH

- Many OEM plants are developing more energy efficient homes, taking advantage of DOE incentives
- We continue to focus on current share penetration per home, preparing to leverage for growth when interest rates normalize

Single-Family / Multifamily

- Long-term demand for construction continues to be supported by low inventory of affordable housing
- New construction importance remains elevated given lack of inventory with homeowners locked into low rates and less willing to re-finance at current rates.
- Mortgage rates improving but still high relative to recent historical levels,

DURABLE SECULAR TRENDS

RV / Marine

- Lifestyle preferences of families looking to experience camping/outdoor and boating activities with friends and family continue to support long-term demand
- An increase in Millennial and Gen-Z outdoor enthusiasts supports favorable, long-term demographic trends
- Additional government resources allocating funds to park improvements and encouraging outdoor recreational activities, specifically in communities that have lacked access to recreational spaces

MH

- Limited inventory of cost-effective, affordable homes
- MH continues to retain significant price point advantage vs. site-built homes

Single-Family / Multifamily

- Low inventory of homes on secondary market with acute shortage of affordable housing alternatives
- High inflation exacerbates need for affordable housing

[1] Company estimates based on data published by RVIA, NMMA, MHI & SSI I [2]U.S. Census Bureau

PATRICK

6

Q4 2023 FINANCIAL PERFORMANCE

($ millions except per share data)


NET SALES & GROSS MARGIN
$952
$781
21.1%
22.9%
Q4 2022
Q4 2023
Housing
Marine
RV
OPERATING INCOME & MARGIN
$68
$57
7.1%
7.3%
Q4 2022
Q4 2023
DILUTED EPS
$1.68
$1.41
Q4 2022
Q4 2023

- Net Sales declined 18%, mainly driven by a decline in shipments across our end markets and lower pricing passed on to our customers to reflect changes in certain commodity costs
- Gross margin improved 180 basis points; strategic diversification strategy, improved cost and inventory management, and operational efficiencies helped to offset shipment declines
- Operating margin increased 20 bps Y/Y despite lower net sales, due to our more diversified end market portfolio, cost control, and continuous improvement
- Diluted EPS of $1.41 included approximately $0.08 of one-time, non-recurring expenses related to tornado damage to two facilities in Nashville, Tennessee, severance, and facility consolidation, net of a favorable fair-value measurement adjustment
- Generated operating cash flow of $115M, implying free cash flow of $103M, partially used to reduce outstanding debt balance by $87M

PATRICK

7

FY ‘23 Actual FY ‘24 Estimated2 Operating Margin 7.5% Up 30 to 50 bps Operating Cash Flows $409M $390M - $400M Free Cash Flow $350M $310M+ RV Wholesale Unit Shipments 313K 330K – 350K RV Retail Unit Shipments 379K Down 5 – 10% Marine Wholesale Powerboat Unit Shipments 192K Down 5 - 10% Marine Retail Powerboat Unit Shipments 178K Flat to Down MSD% MH Wholesale Unit Shipments 89K Flat New Housing Starts 1.4M Flat 1 Company estimates based on data published by NMMA & SSI 2 Company estimates 8 (U.S. Census Bureau) (MHI) (RVIA) 1 1 1

COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES1 NET LEVERAGE2 ($ millions) LIQUIDITY1 ($ millions) 1 As of 12/31/23; 2 As defined by credit agreement Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities • $150.0M Term Loan ($129.4M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($0.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,038.1 Less: Cash and Debt Paid as Defined by the Credit Agreement (11.4) Net Debt $ 1,026.7 Pro-Forma Adj. EBITDA $ 431.0 Net Debt to Pro-Forma Adj. EBITDA 2.38 x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (6.9) Unused Credit Capacity $ 768.1 Add: Cash on Hand 11.4 Total Available Liquidity $ 779.5 • Consolidated Net Leverage Ratio – 2.38x • Consolidated Secured Net Leverage Ratio – 0.27x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 3.01x vs. minimum 1.50x 9

RECONCILIATION OF NET LEVERAGE* RECONCILIATION OF NET INCOME TO EBITDA TO PRO- FORMA ADJUSTED EBITDA 11 -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non- GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. -We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from cash flow from operations. - Figures may not sum due to rounding. * As defined by credit agreement which includes debt and cash balances Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. CALCULATION OF FREE CASH FLOW ($ in millions) 2019 2023 Cash Flows from Operations $ 192.4 $ 408.7 Less: Capital Expenditures (27.7) (59.0) Free Cash Flow $ 164.7 $ 349.7 ($ in millions) 12/31/2023 Net Income $ 142.9 + Depreciation & Amortization 144.5 + Interest Expense, net 68.9 + Income Taxes 48.4 EBITDA $ 404.7 + Stock Compensation Expense 19.4 + Acquisition proforma, transaction-related expenses & other 6.9 Pro-Forma Adjusted EBITDA $ 431.0 ($ in millions) Total debt outstanding @ 12/31/2023 $ 1,038.1 Less: cash on hand @ 12/31/2023 (11.4) Net debt @ 12/31/2023 $ 1,026.7 Pro-Forma Adjusted EBITDA $ 431.0 Net debt to Pro-Forma Adjusted EBITDA 2.38x